

DW
LISTED
NYSE
DREW
DREW INDUSTRIES INCORPORATED
DW
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NYSE
DREW
DECEMBER
11
THURSDAY
2003
DW
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NYSE

A Leading National Supplier of a Wide Variety of Components for RV's and Manufactured Homes

Drew Industries (NYSE:DW)

Forward Looking Statements

- This presentation contains certain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 with respect to financial condition, results of operations, business strategies, operating efficiencies or synergies, competitive position, growth opportunities for existing products, plans and objectives of management, markets for the Company's common stock and other matters. Statements in this press release that are not historical facts are "forward-looking statements" for the purpose of the safe harbor provided by Section 21E of the Exchange Act and Section 27A of the Securities Act. Forward-looking statements, including, without limitation those relating to our future business prospects, revenues and income, wherever they occur in this press release, are necessarily estimates reflecting the best judgment of our senior management, at the time such statements were made, and involve a number of risks and uncertainties that could cause actual results to differ materially from those suggested by forward-looking statements. The Company does not undertake to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements are made. You should consider forward-looking statements, therefore, in light of various important factors, including those set forth in this presentation .

- There are a number of factors, many of which are beyond the Company's control, which could cause actual results and events to differ materially from those described in the forward-looking statements. These factors include pricing pressures due to competition, costs and availability of raw materials (particularly steel and related components, vinyl, aluminum, glass and ABS resin), availability of retail and wholesale financing for manufactured homes, availability and costs of labor, inventory levels of retailers and manufacturers, levels of repossessed manufactured homes, the financial condition of our customers, interest rates, oil prices, the outcome of litigation, volume of orders related to hurricane damage and operating margins on such business, and adverse weather conditions impacting retail sales. In addition, national and regional economic conditions and consumer confidence may affect the retail sale of recreational vehicles and manufactured homes.

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About Drew Industries



A leading national manufacturer of quality components for Recreational Vehicles (RV) and Manufactured Homes (MH)









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Drew's Companies

- **Kinro, Inc.** – **Acquired 1980**
  (including Better Bath – acquired in 2001)
  - Aluminum windows for RVs
  - Doors for RVs
  - Aluminum and vinyl windows and screens for MHs
  - Bath and shower units for MHs and RVs

- **Lippert Components, Inc.** – **Acquired 1997**
  (including Zieman Manufacturing – acquired in 2004)
  - Chassis and chassis parts for RVs and MHs
  - Slide out mechanisms for RVs
  - Leveling devices for RVs
  - Axles for towable RVs
  - Steps for RVs
  - Specialty trailers for boats, personal watercraft and equipment hauling

Drew's Products

Sales - $723 million

12 Months Ended March 31, 2006


MH Windows, Doors & Screens: $97 million
13%
RV Chassis and Chassis Parts: $214 million
29%
MH Chassis & Chassis Parts: $88 million
12%
MH Bath Products: $20 million
3%
5%
Specialty Trailers: $33 million
3%
5%
17%
13%
Other: $20 million
Axles & Tires: $35 million
RV Windows & Doors: $120 million
RV Slide-outs: $96 million

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Drew's Segments – LTM 3/31/06

Revenues - $723 million


MH
32%
RV
68%



Approximately 95% of RV revenues are for towable RVs



Segment Operating Profit - $73 million


MH
37%
RV
63%

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Supplier to Industry Leaders

- Outstanding **customer service** and **national coverage**, with 48 production facilities (approximately 3.2 million sq. ft.), make us a key partner with our customers.
- Supply most of the Leading Producers of RVs and MHs:

  Both RV and MH
  - Fleetwood (NYSE:FLE)
  - Skyline (NYSE: SKY)

  RV
  - Coachmen (NYSE: COA)
  - Forest River (owned by Berkshire Hathaway)
  - Monaco Coach (NYSE: MNC)
  - Pilgrim (privately owned)
  - Thor (NYSE:THO)

  MH
  - Champion (NYSE: CHB)
  - Clayton (owned by Berkshire Hathaway)
    - Oakwood Homes (owned by Clayton)
  - Palm Harbor (Nasdaq: PHHM)

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Business Strategy

DREW

- **Increase sales and profitability through:**
  - Market share growth
  - New product introductions
  - Strategic acquisitions

- **This strategy accomplished through:**
  - Outstanding customer service
  - Motivating management through profit incentives and training programs
  - Maintaining highly efficient factories by optimizing production through state-of-the-art manufacturing technology and methods

Drew's Management Team

DREW

Innovative & Experienced Management

- **Highly respected and experienced management:**
  - **Drew**
    Leigh Abrams, CEO, 35+ years
    Fred Zinn, CFO, 25+ years
  - **Kinro**
    David Webster, CEO, Chairman, 30+ years
  - **Lippert**
    Doug Lippert, Chairman, 30+ years
    Jason Lippert, CEO, 12+ years
- **Excellent management training and incentive programs**


DREW
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Content Per Vehicle - RV

Peak potential is $2,400 to $2,700 per RV


(b)
(b)
$243
$337
$419
$550
$684
$907
$1,037
$1,085
1999
2000
2001
2002
2003
2004
2005
3/06 LTM

	1999	2000	2001	2002	2003	2004	2005	3/06 LTM
Operating profit margin	11.3%	6.8%	8.6%	9.4%	11.3%	9.2%[(a)]	9.3%[(a)]	9.4%

Excludes sales of specialty trailers

(a) Margin in 2004 and 2005 impacted by increases in steel and other material costs.

(b) Excludes emergency living units purchased by FEMA.

Content Per Home - MH

Peak potential is $2,900 to $3,200 per home


(b)
$548
$606
$763
$916
$1,021
$1,457
$1,506
$1,542
1999
2000
2001
2002
2003
2004
2005
3/06 LTM

	1999	2000	2001	2002	2003	2004	2005	3/06 LTM
Operating Profit margin	15.5%	9.8%	10.8%	11.0%	10.7%	10.1%[a]	10.8%[a]	11.6%

(a) Margin in 2004 and 2005 impacted by increases in steel and other material costs and an adverse jury award in a work place injury lawsuit that affected both years.

(b) Includes an estimate for the month of March 2006 as industry data has not yet been released.

New Product Introductions

(in millions)	Market Potential	Current Shares
Slide-out mechanisms for motorhomes	**$65**	**25% - 30%**
Leveling devices for motorhomes	**65**	**<5%**
Axles for towables	***80***	***30% - 40%***
Steps *for towables*	**10**	**50+%**
Bath products for RVs	**30**	**5%**
Thermoformed exterior parts	**100**	**0%**
Specialty trailers	**200**	**15%**
Axles for specialty trailers	**150**	**2%**
	$700	

Annualized sales of these products increased from about $40 million in the 2nd quarter of 2005, to more than $85 million in the 1st quarter of 2006.

Acquisition Criteria

DREW

Strategic Acquisitions

- Complementary to our core RV and MH markets
- Target less than 6 times pro forma EBITDA
- Immediately accretive
- Seek to acquire products or technologies that we can introduce through our nationwide customer base and factory network; become a more extensive supplier to our customers
- Drew is a <u>disciplined</u> and <u>patient</u> acquirer

Acquisition History

DREW

Strategic Acquisitions

11 Acquisitions
1980 - 2001

2001
Better Bath
Bath and shower products for MH. Annual sales of $20 million

2002
Quality Frames
RV chassis. Annual sales of $7 million

July 2003
LTM Manufacturing
Slide-out systems, specialty slide-out storage trays and decks, and electric stabilizer jacks for RVs. Annual sales of $4 million

Oct 2003
ET&T Frames
Primarily specialty trailer units. Annual sales of $7 million

May 2004
Zieman
RV, MH and specialty trailers. Annual sales of over $40 million

March 2005
Venture
MH Chassis. Annual sales of $18 million

March 2006
Steelco
MH & RV Chassis. Annual sales of $8 million

Each of our RV and MH acquisitions has expanded geographic markets or broadened product lines

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Potential Acquisition - Happijac

DREW

Strategic Acquisitions

- **Products:**
  - Bed lifts for fast growing "toy hauler" RVs
  - Acquisition includes broad patent for these products
    - Provides significant competitive advantage
  - Other innovative RV products, including slide-out systems, tie-down systems, and camper jacks
- **Expected to be immediately accretive to earnings**
  - Synergies are anticipated
- **Sales exceeded $12 million in 2005**
  - Continued rapid growth
- **Other new products being developed**
- **Located near Salt Lake City**

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New Products from Acquisitions

DREW

Strategic Acquisitions

- Increased market penetration for 11 new, innovative products developed by LTM Manufacturing, which was acquired in July 2003.
- Expanded specialty trailer products through the May 2004 acquisition of Zieman. Consists of specialty trailers for boats, personal watercraft and equipment hauling.
  - Zieman on West Coast. Recently expanded into Indiana. Potential to expand nationally.
- Acquired patents through the May 2005 acquisition of Venture Welding, expanding our MH chassis manufacturing capabilities
  - Cold "Cambering"
  - Basement Chassis

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Investments

DREW

Innovative & Experienced Management

- **Kinro and Lippert have extensive R&D departments**
- **Since January 1997:**
  - Invested over $139 million in plant and equipment
  - Invested nearly $140 million for acquisitions
  - Invested $40 million for stock repurchases at an average price of $5.37 per share
- **These investments have been accretive to earnings**



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RVs - Industry Shipments

Travel Trailers and 5th Wheel RVs - market for 95% of our current RV products



Travel Tailers & 5th Wheel
Other Towables
Motor Homes
(Thousands of Vehicles)
400
350
300
250
200
150
100
50
0
254
293
321
300
257
311
321
370
389
399
1997
1998
1999
2000
2001
2002
2003
2004(1)
2005(2)
3/06(3) LTM

(1) Includes approximately 13,500 RVs purchased by FEMA for emergency housing for 2004 hurricane victims.

(2) Excludes 39,000 Emergency Living Units purchased by FEMA. Includes 20,000 to 35,000 towable RVs that the Recreational Vehicle Industry Association reported were purchased by FEMA.

(3) Excludes 68,200 Emergency Living Units purchased by FEMA. Includes 20,000 to 35,000 towable RVs that the Recreational Vehicle Industry Association reported were purchased by FEMA.

RV Market

DREW

Strong Growth Prospects

- **RV Categories**
  - **Towable RVs** - 85% of industry unit sales and about 40% of industry dollar sales. Retail prices - $4,000 to $65,000
  - **Motorhomes** - 15% of industry unit sales and about 60% of industry retail dollar sales. Retail prices - $48,000 to $400,000
  - Since 1995, the travel trailer and 5th wheel towable segment of the RV market has grown at an **annual** rate of nearly 9%, more than twice as fast as motorhomes



- **We currently supply products primarily to towable RVs – our goal is to increase sales of motorhome products**

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Growth In RV Market

Strong Growth Prospects

- **Positive Demographic Trends**
  - Primary owners of RVs are 50 and over
  - According to census reports, there are expected to be 20 million more people over 50 in the next 10 years
- **Industry Advertising Campaign**
  - Target Market 30 and over
- **RV Vacations Strengthen Family Ties**
- **Post 9/11 Air Travel Fears**
- **Low Interest Rates - interest often tax deductible**



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MH - Industry Production



Multi-Section
Single Section
(Thousands of Homes)
150
400
350
300
250
200
150
100
50
0
171
211
254
304
340
363
353
373
349
251
193
168
131
(1)
131
(2)
147
(2)(3)
150
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
3/06
LTM

(1) *Includes approximately 3,500 MHs purchased by FEMA for emergency shelter for 2004 hurricane victims.*

(2) *Includes an estimated 20,000 MHs purchased by FEMA for emergency shelter for 2005 hurricane victims.*

(3) *Includes an estimate for the month of March 2006 as industry data has not yet been released.*

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Manufactured Housing (MH) Market

DREW

Strong Growth Prospects

- 10 million manufactured homes across the U.S.
- Improved quality and image should drive MH growth
- Industry production down 61% since 1998, but Drew's sales are down much less
- Drew's MH segment remained profitable <u>every quarter</u> since the downturn began in 1998





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MH: Return to Growth

DREW

Strong Growth Prospects

- **Signs of Improvement in the Manufactured Housing Industry**
  - Low inventory levels at retail dealers
  - Slowing of repossessions
  - Chattel and conventional financing has become more readily available
  - Improved lending practices have made new loans more secure
  - Berkshire Hathaway acquired Clayton, Oakwood and 21st Mortgage; raised more than $5 billion for MH financing

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MH: Strong Future

DREW

Strong Growth Prospects

- **Demographics - 1st time home buyers and retirees**
- **Affordability: Significant cost advantage over site-built homes** (2004 data)
  - MH - $36 per sq. ft. compared to $86 per sq. ft. for site-built homes
  - Average retail price of $58,100 for a 1,625 sq. ft. manufactured home
- **Improved quality in conjunction with land ownership leads to home value appreciation**
- **At or near bottom of downturn and headed up.**

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Drew's Ownership and Governance

DREW

Innovative & Experienced Management

- Ownership by Executives and Directors aligns our interest with other stockholders. Currently own 18%; after sale of the balance of the shares included in a recently filed Form S-3, insiders will own 13% of shares.
- Drew's Corporate Governance Program – ranked in the 98th percentile of all Russell 3000 Companies by Institutional Shareholder Services.
- Added to S&P SmallCap 600 Index in October 2005

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Financial Performance

Stock Price History

- The price of Drew's common stock is about 12 times the price as of December 31, 2000
- Drew has 21.5 million shares outstanding and a market capitalization of $770 million



$3
$5
$8
$14
$18
$36
2000
2001
2002
2003
2004
4/28/06
(December 31 unless noted)

Drew effected a 2-for-1 stock split on 9/7/05 to holders of record on 8/19/05

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Operating Results

Year Ended December 31,

Financial Performance

($ in millions, except EPS)	2003	2004 [(1)]	2005[(2)]	2005 vs. 2004	LTM 3/06[(4)]
Sales	$353.1	$530.9	$669.1	+26%	$ 723.0
Operating Profit	$ 34.3	$ 44.0	$ 57.7	+31%	$ 65.0
% of Sales	*9.7%*	*8.3%*	*8.6%*		9.0%
Net Income	$ 19.4	$ 25.1	$ 33.6	+34%	$ 38.0
Diluted EPS[(3)]	$ .94	$ 1.18	$ 1.56	+32%	$ 1.75
EBITDA[(5)]	$ 42.1	$ 53.3	$ 69.7	+31%	$ 77.9

(1) 2004 results were impacted by charges related to litigation that reduced operating profit by $1.5 million and reduced net income by $0.9 million, or $.04 per diluted share.

(2) 2005 results were impacted by charges related to litigation that reduced operating profit by $1.2 million and reduced net income by $0.8 million, or $.04 per diluted share.

(3) Adjusted for 2 for 1 stock split on 9/7/05.

(4) LTM 2006 results impacted by a reversal of charges related to litigation that increased operating profit by $1.0 million and increased net income by $0.6 million, or $0.3 per diluted share.

(5) EBITDA is operating profit plus depreciation and amortization.

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Results By Segment

Year Ended December 31,

DREW Financial Performance

($ in millions)	2004	2005	
Net sales			
RV Segment	$ 347.6	$447.9	+29%
MH Segment	$ 183.3	$221.3	+21%
Operating Profit			
RV Segment	$ 31.8	$ 41.7 [(a)]	+31%
MH Segment	$ 18.5 [(c)]	$ 24.0 [(b)]	+29%
Operating Profit as a Percentage of Net Sales			
RV Segment	9.2%	9.3% [(a)]	
MH Segment	10.1% [(c)]	10.8% [(b)]	

(a) After $0.4 million charge related to litigation, net of reduction in incentive compensation.
(b) After $0.8 million charge related to litigation, net of reduction in incentive compensation.
(c) After $1.5 million charge related to litigation, net of reduction in incentive compensation.

See Press Release dated February 15, 2006 for a reconciliation to consolidated results.

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Operating Results

Three Months Ended March 31,

DREW Financial Performance

($ in millions, except EPS)	2005[a]	2006	
Sales	$154.5	$208.5	+35%
Operating Profit	$ 10.4	$ 17.7	+70%
% of Sales	6.8%	8.5%	
Net Income	$ 5.8	$ 10.2	+75%
Diluted EPS[b]	$ 0.27	$ 0.47	+74%

(a) 2005 quarterly results were impacted by charges related to litigation that reduced operating profit by $2.2 million and decreased net income by $1.3 million, or $.06 per diluted share.

(b) Adjusted for 2-for-1 stock split on 9/7/05.

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Results By Segment

Three Months Ended March 31,

DREW

Financial Performance

($ in millions)	2005	2006	
Net sales			
RV Segment	$105.3	$149.4	+42%
MH Segment	$ 49.3	$ 59.0	+20%
Operating Profit			
RV Segment	$ 8.4[a]	$ 12.8	+53%
MH Segment	$ 3.9[b]	$ 6.6	+71%
Operating Profit as a Percentage of Net Sales			
RV Segment	8.0%	8.6%	
MH Segment	7.9%	11.2%	

(a) After $0.4 million charge related to litigation, net of reduction in incentive compensation.

(b) After $1.8 million charge related to litigation, net of reduction in incentive compensation.

See Press Release dated May 1, 2006 for a reconciliation to consolidated results.

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Reconciliation of Operating Profit to EBITDA

($ in millions)	2003	2004	2005[1]	LTM 3/06[2]
Operating Profit	$ 34.3	$ 44.0	$ 57.7	$ 65.0
Depreciation and Amortization	$ 7.8	$ 9.3	$ 12.0	$ 12.9
EBITDA	$ 42.1	$ 53.3	$ 69.7	$ 77.9

(1) See press release dated February 15, 2006 for a reconciliation to consolidated results
(2) See press release dated May 1, 2006 for a reconciliation to consolidated results

Balance Sheet

DREW

Financial Performance

($ in millions)	12/31/03	12/31/04	12/31/05	3/31/06
Total assets	$ 160	$ 238	$ 307	$ 333
Total debt	$ 42	$ 71	$ 73	$ 81
Stockholders' equity	$ 94	$ 122	$ 168	$ 180
RATIOS				
Days sales in accts receivable (1)	19 days	21 days	21 days	19 days
Inventory turns (2)	7.3 turns	5.6 turns	6.1 turns	6.5 turns

(1) *Days sales in accounts receivable is the most recent month's net sales divided by accounts receivable, net, at the end of the period.*

(2) *Inventory turns is cost of goods sold for the latest quarter divided by average inventory for the quarter.*

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Financial Strength

DREW

Financial Performance

	12/30/02	12/31/03	12/31/04	12/31/05	LTM 3/06
Return on Equity (1)	24%	24%	23%	24%	25%
Return on Assets (1)	11%	13%	12%	12%	13%
Total Debt to Equity	0.7	0.4	0.6	0.4	0.4
Total Debt to EBITDA (2)	1.3	0.8	1.3	1.1	1.0

(1) Based on income from continuing operations, in 2002 and 2003.

(2) EBITDA is operating profit plus depreciation and amortization.

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Peer Comparison

DREW

Financial Performance

	Trailing P/E	Forward P/E	ROA	ROE
Drew (DW)	22.2	14.6	13%	23%
Fleetwood (FLE)	N/A	13.6	-1%	-32%
Monaco (MNC)	72.9	13.6	3%	2%
Spartan (SPAR)	22.6	13.8	7%	12%
Thor (THO)	20.0	16.6	15%	23%
Winnebago (WGO)	17.5	14.4	12%	23%

Source: Capital IQ, May 1, 2006, except forward P/E, which is provided by Thomson Financial and is based on fiscal 2007 analyst projections.

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Summary

- **Why is Drew a Good Investment**
  - Highly experienced and motivated management
  - Outstanding customer service
  - Low-cost producer
  - Continued product line expansion
  - History of successful strategic acquisitions
  - History of strong operating profit and cash flow
  - Strong Balance Sheet
  - Highly experienced and motivated management

Thank You

- **Analyst coverage:**

  Avondale Partners, LLC:

  Kathryn Thompson (615) 467-5637

  BB&T Capital Markets:

  John Diffendal (615) 340-8284

  Sidoti & Company LLC:

  Scott Stember (212) 453-7017

  Susquehanna Financial Group, LLLP:

  Jennifer Bullard (610) 617-2856

- **For more information contact:**

  Leigh J. Abrams, President and CEO
  914-428-9098
  leigh@drewindustries.com

  Fredric M. Zinn, Executive VP and CFO
  914-428-9098
  fred@drewindustries.com

- **Or visit: www.drewindustries.com**

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